Other long-term liabilities	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Other long-term liabilities
21.	Other long-term liabilities

	Provision for litigations	Provision for return condition	Dismantling provision	Other long-term liabilities	Total
Balance at January 1, 2019	$12,879	$103,501	$23,848	$25,844	$166,072
Increases	524	24,213	—	4,307	29,044
Used	(26)	—	—	(4,616)	(4,642)
Adjustment	—	—	(367)	—	(367)
Effect of movements in exchange rates	(416)	—	—	—	(416)
Unwinding of discount and changes in the discount rate	—	5,300	846	—	6,146

Balance at December 31, 2019	$12,961	$133,014	$24,327	$25,535	$195,837

Current	—	—	—	4,616	4,616
Non-current	12,961	133,014	24,327	20,919	191,221

	$12,961	$133,014	$24,327	$25,535	$195,837

Provision for litigation
Provisions for litigation in process and expected payments related to labor legal cases.
The Company is the plaintiff in an action in October 2003 against Empresa Brasileira de Infraestrutura Aeroportuária (“INFRAERO”), Brazil’s airport operator, the legality of the Additional Airport Tariffs (
Adicional das Tarifas Aeroportuárias
, or ATAERO), which is a 50% surcharge imposed on all airlines which fly to Brazil. Similar suits have been filed against INFRAERO by other major airline carriers. In this case, the court of first instance ruled in favor of INFRAERO and the Company has appealed the judgment. While the litigation is still pending, the Company continues to pay the ATAERO amounts due into an escrow account and as of December 31, 2019, the aggregate amount in such account totaled $10.4 million (2018: $10.6 million).
In the event that the Company receives a final unfavorable judgment it will be required to release the escrowed fund to INFRAERO and will not be able to recover such amounts. The Company does not, however, expect the release of such amounts to have a material impact on its financial results since these amounts already had been expensed.
Provision for return condition
For operating leases, the Company is contractually obliged to return aircraft in an agreed-upon condition. The Company accrues for return conditions related to aircraft held under operating leases throughout the duration of the lease. The Company does not plan to return aircraft in 2020.
The unwinding of the discount and changes in the discount rate is expensed as incurred and recognised in the statement of profit or loss as a finance cost.
Dismantling provision
For leases under IFRS 16 the Company recognizes a dismantling provision to estimate the costs for work required to be performed just before the redelivery of the aircraft to the lessors and which does not depend of the aircraft utilization.
Other long-term liabilities
Other long-term liabilities include principally the provision for maintenance which mainly include the accrual of formal agreements with third parties for operational maintenance events. The cost of these agreements is
billed by power by the hour and charged to the consolidated statement of profit or loss. As of December 31, 2019, the provision for maintenance amount
s
to $20.1 million (2018: $22.9 million) and the Company has presented the estimated balance of the current portion of this provision as “Accrued expenses payable” in the consolidated statement of financial position (see note 20).
Other long-term liabilities also include the provision for the non-compete agreement created for payment to senior management related to covenants not to compete with the Company in the future (relative to the $3.0 million trust fund). This provision is accounted for as “Other long-term employee benefits” under IAS 19R
Employee benefits
. The accrued amount is revalued annually using the projected benefit method as required by IAS 19R.